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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)  October 2, 2002
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


        NEW YORK                       0-11174                   14-1160510
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)


47 MAIN STREET, WARWICK, NEW YORK                                 10990
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (845) 986-8080
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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

     On October 1, 2002, Warwick Valley Telephone Company (traded on NASDAQ with the symbol WWVY) filed an application with the Securities and Exchange Commission under Section 3(b)(2) of the Investment Company Act of 1940 for an order of exemption from the provisions of that act. The Company had previously reported its intention to file such an application in its Quarterly Report on Form 10-Q for the period ended June 30, 2002. The Company does not believe it is an investment company within the meaning of the Investment Company Act but concluded that it was prudent to request an order of exemption because of the current profitability of its long-standing 7.5% limited partnership interest in Orange and Poughkeepsie Cellular Partnership. Shortly before its filing with the SEC the Company was served with a complaint filed by a shareholder with the U.S. District Court for the Southern District of New York. The complaint alleges, among other things, that the Company is required to either register as an investment company or divest the partnership interest. The management of the Company believes that the complaint is without merit.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WARWICK VALLEY TELEPHONE COMPANY

Dated: October 2, 2002                  By: /s/ M. Lynn Pike
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                                        Name: M. Lynn Pike
                                        Title: President